Exhibit 10.2

GOVERNMENT PROPERTIES INCOME TRUST

RESTRICTED SHARE AGREEMENT

This Restricted Share Agreement (this “Agreement”) is made as of September 16, 2009 between              (the “Employee”) and Government Properties Income Trust (the “Company”).

In consideration of the mutual promises and covenants contained in this Agreement, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                       Grant of Shares.  The Company hereby grants to the Employee, effective as of the date of this Agreement, «GOV» shares of its common shares.  The shares so granted are hereinafter referred to as the “Shares,” which term shall also include any shares of the Company issued to the Employee by virtue of his or her ownership of the Shares, by share dividend, share split, recapitalization or otherwise.

2.                                       Vesting; Repurchase of Shares.

(a)                                  The Shares shall vest one-fifth as of the date hereof, a further one-fifth on the September 16 of the year first following the date of this Agreement, a further one-fifth on the September 16 of the second year following the date of this Agreement, a further one-fifth on the September 16 of the third year following the date of this Agreement and the final one-fifth on the September 16 of the fourth year following the date of this Agreement.  Any Shares not vested as of any date are herein referred to as “Unvested Shares.”

(b)                                 In the event the Employee ceases to render significant services, whether as an employee or otherwise, to (i) the Company, (ii) the entity which is the advisor, manager or shared services provider to the Company or an entity controlled by, under common control with or controlling such entity (collectively, the “Manager”), or (iii) an affiliate of the Company (which shall be deemed for such purpose to include any other entity to which the Manager is the advisor, manager or shared services provider), the Company shall have the right and option to purchase from the Employee, for an amount equal to $.01 per share (as adjusted for any share split or combination, share dividend, recapitalization or similar event) all or any portion of the Unvested Shares as of the date the Employee ceases to render such services.  The Company may exercise such purchase option by delivering or mailing to the Employee (or his estate), at any time after the Employee has ceased to render such services, a written notice of exercise of such option.  Such notice shall specify the number of Unvested Shares to be purchased.  The price to be paid for the Unvested Shares to be repurchased may be payable, at the option of the Company, by wire transfer of immediately available funds or in cash (by check) or any other reasonable method.

3.                                       Legends.  Each certificate or share statement relating to the Shares shall prominently bear legends in substantially the following terms:

“GOVERNMENT PROPERTIES INCOME TRUST IS A MARYLAND REAL ESTATE INVESTMENT COMPANY (THE “COMPANY”).  THE SHARES COVERED BY THIS CERTIFICATE ARE ISSUED AND SHALL BE HELD SUBJECT TO ALL OF THE PROVISIONS OF THE AMENDED AND RESTATED DECLARATION OF TRUST OF THE COMPANY, AS AMENDED FROM TIME TO TIME (THE “DECLARATION OF TRUST”) AND THE AMENDED AND RESTATED BYLAWS ADOPTED BY THE COMPANY, AS AMENDED FROM TIME TO TIME (THE “BYLAWS”).  THE HOLDER OF THE SHARES COVERED BY THIS CERTIFICATE AND EVERY TRANSFEREE OR ASSIGNEE THEREOF BY ACCEPTING OR HOLDING THE SAME AGREES TO BE BOUND BY ALL OF THE PROVISIONS OF THE DECLARATION OF TRUST AND BYLAWS.

PURSUANT AND SUBJECT TO THE TERMS OF THE DECLARATION OF TRUST, THE COMPANY HAS THE AUTHORITY TO CREATE ONE OR MORE ADDITIONAL CLASSES OR SERIES OF SHARES AND ISSUE ADDITIONAL SHARES OF ANY EXISTING CLASS OR SERIES OF SHARES. THE COMPANY WILL FURNISH A FULL STATEMENT OF (i) THE AUTHORITY OF THE COMPANY TO CREATE ADDITIONAL CLASSES OR SERIES OF SHARES AND ISSUE ADDITIONAL SHARES OF ANY EXISTING CLASS OR SERIES OF SHARES, (ii) THE TERMS OF ANY EXISTING CLASS OR SERIES OF SHARES, AND (iii) SUCH OTHER INFORMATION AS IS REQUIRED BY APPLICABLE LAW, WITHOUT CHARGE TO ANY SHAREHOLDER UPON REQUEST TO THE SECRETARY OF THE COMPANY.

THE SHARES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON OWNERSHIP AND TRANSFER WHICH ARE OR MAY HEREAFTER BE CONTAINED IN THE DECLARATION OF TRUST OR IN THE BYLAWS, INCLUDING PROVISIONS OF THE DECLARATION OF TRUST WHICH PROHIBIT THE OWNERSHIP OF MORE THAN 9.8% OF ANY CLASS OR SERIES OF THE COMPANY’S SHARES OF BENEFICIAL INTEREST BY ANY PERSON OR GROUP.  THIS DESCRIPTION OF THE RESTRICTIONS UPON OWNERSHIP OR TRANSFER OF THE COMPANY’S SECURITIES IS NOT COMPLETE.  A MORE COMPLETE DESCRIPTION OF THESE RESTRICTIONS AND OF VARIOUS RIGHTS AND OBLIGATIONS OF SHAREHOLDERS APPEARS IN THE DECLARATION OF TRUST OR BYLAWS, AS APPLICABLE, AND IN CERTAIN OTHER AGREEMENTS WHICH MAY FROM TIME TO TIME BE ENTERED INTO BY THE COMPANY AFFECTING THE RIGHTS AND OBLIGATIONS OF SHAREHOLDERS.  COPIES OF THE DECLARATION OF TRUST, BYLAWS AND AGREEMENTS AFFECTING THE RIGHTS AND OBLIGATIONS OF SHAREHOLDERS AS IN EFFECT FROM TIME TO TIME WILL BE SENT WITHOUT CHARGE TO ANY SHAREHOLDER UPON REQUEST TO THE SECRETARY OF THE COMPANY.

THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”).  SUCH SHARES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE ACT OR AN OPINION OF THE COMPANY’S COUNSEL THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT.

THE SHARES EVIDENCED BY THIS CERTIFICATE WERE ISSUED PURSUANT TO AN INCENTIVE PLAN MAINTAINED BY THE COMPANY.  THESE SHARES MAY BE SUBJECT TO TRANSFER AND/OR VESTING RESTRICTIONS, AND UNVESTED SHARES ARE SUBJECT TO REPURCHASE RIGHTS CONTAINED IN THE PLAN, THE RELATED GRANT OF SHARES OR AN AGREEMENT BETWEEN THE COMPANY AND THE INITIAL HOLDER OF THESE SHARES.  A COPY OF APPLICABLE RESTRICTIONS AND

REPURCHASE RIGHTS WILL BE FURNISHED TO THE HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON REQUEST TO THE SECRETARY OF THE COMPANY.”

4.                                       Tax Withholding  To the extent required by law, the Company shall withhold or cause to be withheld income and other taxes incurred by the Employee by reason of a grant of Shares, and the Employee agrees that he or she shall upon request of the Company pay to the Company an amount sufficient to satisfy its tax withholding obligations from time to time (including as Shares become vested) as the Company may request.

5.                                       Termination.  This Agreement shall continue in full force and effect until the earliest to occur of the following, at which time except as otherwise specified below this Agreement shall terminate:  (a) the date on which all repurchase rights referred to in Section 2 hereof have terminated; or (b) except to the extent specified in such notice, upon notice of termination by the Company to the Employee pursuant to action taken by the Company’s Board of Trustees.

6.                                       Miscellaneous.

(a)                                  Amendments.  Neither this Agreement nor any provision hereof may be changed or modified except by an agreement in writing executed by the Employee and the Company.

(b)                                 Binding Effect of the Agreement.  This Agreement shall inure to the benefit of, and be binding upon , the Company, the Employee and their respective estates, heirs, executors, transferees, successors, assigns and legal representatives.

(c)                                  Provisions Separable.  In the event that any of the terms of this Agreement shall be or become or is declared to be illegal or unenforceable by any court or other authority of competent jurisdiction, such terms shall be null and void and shall be deemed deleted from this Agreement, and all the remaining terms of this Agreement shall remain in full force and effect.

(d)                                 Notices.  Any notice in connection with this Agreement shall be deemed to have been properly delivered if it is in writing and is delivered by hand or by facsimile or sent by registered certified mail, postage prepaid, to the party addressed as follows, unless another address has been substituted by notice so given:

To the Employee:	To his address as set forth on the signature page hereof.

To the Company:	Government Properties Income Trust
400 Centre Street
Newton, MA 02458
Attn: Secretary

(e)                                  Construction.  The headings and subheadings of this Agreement have been inserted for convenience only, and shall not affect the construction of the provisions hereof.  All references to sections of this Agreement shall be deemed to refer as well to all subsections which form a part of such section.

(f)                                    Employment Agreement.  This Agreement shall not be construed as an agreement by the Company, any affiliate or advisor of the Company to employ the Employee, nor is the Company, any affiliate or advisor of the Company obligated to continue employing the Employee by reason of this Agreement or the grant of shares to the Employee hereunder.

(g)                                 Applicable Law.  This Agreement shall be construed and enforced in accordance with the laws of The Commonwealth of Massachusetts.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement, or caused this Agreement to be executed under seal, as of the date first above written.

GOVERNMENT PROPERTIES INCOME TRUST

By:
Title:

EMPLOYEE:

NAME:
ADDRESS: